PURCHASE OPTION AGREEMENT
                            -------------------------

                                 BY AND BETWEEN

                     THE HARTMOOR HOMESTEAD, L.C., as OWNER,



                                       AND

           INTEGRATED LIVING COMMUNITIES AT WICHITA, INC., as OPTIONEE




                               as of June 18, 1996



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                                TABLE OF CONTENTS
                                -----------------

Section                                                                    Page
- -------                                                                    ----

1.       Grant of Option...................................................... 1
         ---------------

2.       Option Period........................................................ 1
         -------------

3.       Exercise of the Option............................................... 2
         ----------------------

4.       Sale and Purchase of the Facility.................................... 3
         ---------------------------------

5.       Purchase Price....................................................... 3
         --------------

6.       Intentionally Deleted

7.       Survey and Engineering............................................... 4
         ----------------------

8.       Examination of Title................................................. 4
         --------------------

9.       Closing and Closing Date............................................. 5
         ------------------------

10.      Owner's Representations and Warranties............................... 6
         --------------------------------------

11.      Additional Settlement Requirements................................... 8
         ----------------------------------

12.      Covenants and Agreements of Owner.................................... 8
         ---------------------------------

13.      Intentionally Deleted

14.      Defaults............................................................. 9
         --------

15.      Arbitration.......................................................... 9
         -----------

16.      Notices.............................................................. 9
         -------

17.      Assignment and Binding Effect........................................11
         -----------------------------

18.      Evidence of Title....................................................11
         -----------------

19.      General Provisions...................................................11
         ------------------

20.      Severability.........................................................11
         ------------

                                      (i)

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21.      Understanding and Agreements.........................................11
         ----------------------------

22.      Governing Law........................................................11
         -------------

23.      Broker...............................................................11
         ------

24.      Condemnation.........................................................12
         ------------

25.      Expense of Litigation................................................12
         ---------------------

26.      Memorandum of Option Agreement.......................................12
         ------------------------------

27.      Glossary of Defined Terms............................................12
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EXHIBIT A                           DESCRIPTION OF THE LAND
                                    -----------------------

EXHIBIT B                           SECTION 8 TITLE ITEMS
                                    ---------------------

                                      (ii)
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                            PURCHASE OPTION AGREEMENT
                            -------------------------


         THIS PURCHASE OPTION AGREEMENT ("Option Agreement") is made and entered into as of the 18th day of June, 1996 by and THE HARTMOOR HOMESTEAD, L.C., a Kansas limited liability company having an address c/o The Homestead Company, L.C., 155 North Market, Suite 910, Wichita, Kansas 67202, Attention: Mr. Jack West ("Owner"), and INTEGRATED LIVING COMMUNITIES AT WICHITA, INC., a Delaware corporation having an office at 10065 Red Run Boulevard, Owing Mills, Maryland 21117 ("Optionee").

                              W I T N E S S E T H:

         WHEREAS, Owner is the owner of certain parcels of land and real property (the "Land") as indicated and more fully described on Exhibit A hereto and all of the "Leased Improvements", "Related Rights" and "Fixtures" (as said terms are defined in the hereinafter described Lease) situated thereon and appurtenant thereto, and Owner is the owner of the "Personal Property" and "Other Assets" (as said terms are defined in the Lease) situate on, appurtenant to and/or related to the Land and Leased Improvements (the Land, Leased Improvements, Related Rights, Fixtures, Personal Property and Other Assets are herein collectively referred to as the "Facility"); and

         WHEREAS, Owner and Optionee have entered into a certain Lease Agreement of even date herewith ("Lease") pursuant to which Owner has agreed to demise and Optionee has agreed to lease the Facility; and

         WHEREAS, Owner and Optionee have entered into a certain Right of First Refusal Agreement of even date herewith (the "Right of First Refusal") with respect to third party offers to purchase the Facility; and

         WHEREAS, Owner has agreed to grant to Optionee an option to purchase all of the Facility.

         NOW, THEREFORE, for and in consideration of the promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Owner and Optionee agree as follows:

         1. Grant of Option. Effective as of the date hereof and subject to the terms and conditions as set forth below, Owner hereby grants and conveys to Optionee the irrevocable and exclusive right and option (the "Option") to purchase all, but not less than all, of the Facility from Owner, upon the terms and conditions of this Option Agreement. If the Lease is terminated prior to the Commencement Date (as defined in the Lease), then this Option Agreement shall be deemed to be terminated simultaneously with such termination of the Lease.

         2. Option Period. The Option may be exercised by Optionee in the manner specified in Section 4 hereof at any time during the Initial Term after the fifth anniversary of the date of the Lease and, if the Lease is extended as provided therein, at any time during each Renewal Term of the

Lease (the terms "Initial Term" and "Renewal Term" being defined in the Lease; said periods, each individually referred to herein as an "Option Period"). Notwithstanding the foregoing, there shall be an abeyance of Optionee's right to exercise the Option during any (a) ninety (90) day period provided in Section 3 of the Right of First Refusal during which Owner can accept an Offer (as defined in the Right of First Refusal) and (b) period that a contract of sale between Owner and a third party with respect to an Offer is in full force and effect. The abeyance of Optionee's right to exercise the Option shall automatically be lifted if Owner does not accept the Offer within such ninety (90) day period or any such contract of sale is terminated.

         If the  Option has not been  exercised  by  Optionee,  as  provided  in
Section 3 hereof, prior to the expiration of the last Option Period, or such later date as is provided in Section 3 hereof, the Option shall automatically expire and be of no further force or effect.

         3. Exercise of the Option. Optionee shall exercise the Option by giving written notice thereof (the "Exercise Notice") to Owner in the manner provided in Section 16 hereof, at least one hundred twenty (120) days prior to the date specified in such notice for the Closing (as hereinafter defined) of the purchase of the Facility by Optionee (as the same may be extended pursuant to the terms hereof, the "Closing Date"), provided that in no event shall the Closing Date specified in the Exercise Notice be later than the date originally set forth in the Lease for the expiration of the Lease Term (as defined in the Lease). Notwithstanding the general notice period under Section 16 hereof, the Exercise Notice, if mailed in accordance with Section 16 hereof, shall be effective upon deposit with the United States mail. From and after the date on which the Exercise Notice is given, this Option Agreement shall be deemed for all purposes to be a legally enforceable contract between Optionee and Owner for the sale and purchase of the Facility upon the terms and conditions herein provided. If Optionee fails to exercise the Option in the manner provided in this Option Agreement prior to the expiration of the last Option Period, subject to the following sentence, the Option shall expire, and no party hereto shall thereafter have any rights, liabilities or obligations whatsoever under this Option Agreement. Notwithstanding the foregoing and anything herein to the contrary, in the event that the Lease is terminated for any reason prior to the date originally set forth therein for the expiration of the term thereof, the Option shall continue and Optionee shall have the right to exercise the Option by giving the Exercise Notice to Owner not later than the ten (10) business days after the date on which the notice of termination under the Lease has been given, provided that the Closing Date in such event shall be not later than the date which is one hundred twenty (120) days following the date the termination of the Lease became effective. If the Lease is terminated or the Lease Term expires prior to the Closing Date, then Optionee shall be permitted to remain in possession of the Facility until the Closing Date, or such earlier date as this Option Agreement may be terminated as herein provided, such possession to be upon all of the same terms and provisions of the Lease (including the provisions for payment of Annual Rent) in effect during the Lease Year (the terms "Annual Rent" and "Lease Year" being defined in the Lease) in effect immediately prior to the date of the termination of the Lease or expiration of the Lease Term.

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         4.       Sale and Purchase of the Facility.
                  ----------------------------------

                  (a) Upon the giving of the Exercise Notice, Owner shall sell the Facility to Optionee and Optionee shall purchase the Facility from Owner in the manner and upon the terms and conditions set forth in this Option Agreement.

                  (b) Optionee's decision to exercise the Option shall not be deemed a waiver of any breach of representation, warranty or covenant given by Owner or Jack West in this Option Agreement, the Lease or in the Deed or Bill of Sale referred to in Section 9 hereof, and Optionee shall retain all rights and remedies with respect thereto.

         5. Purchase Price. (a) Optionee shall pay to Owner, in consideration of the sale and conveyance of the Facility to Optionee, a purchase price (the "Purchase Price") equal to the fair market value of the Facility as determined pursuant to the appraisal process hereinafter described, provided, however, the Purchase Price shall not be less than $2,800,000. The entire Purchase Price will be payable at the Closing by Optionee's certified check or an official bank check, (either such check being hereinafter referred to as an "Acceptable Check") payable to the order of Owner, or at Owner's option, by wire transfer of immediately available federal funds to Owner's account in a commercial bank in accordance with wire transfer instructions to be furnished by Owner not later than ten (10) days prior to the Closing, or by (at Owner's option) a combination of both.

                  (b) Any appraisal of fair market value to be made under the provisions of this Section shall be made as follows:

                  At any time after Owner's receipt of Optionee's Exercise Notice, Owner and Optionee may, by notice to the other, appoint a disinterested person of recognized competence in the field as one of the appraisers, and within twenty (20) days thereafter the other party shall, by notice to the party appointing the first appraiser, appoint another disinterested person of recognized competence in such field as a second appraiser. The appraisers thus appointed shall appoint a third disinterested person of recognized competence in such field, and such three appraisers shall as promptly as possible determine such value, provided, however, that:

                           (i)      if the second  appraiser shall not have been
appointed as aforesaid, the first appraiser shall proceed to determine such value; and

                           (ii)     if,   within   ten  (10)   days   after  the
appointment of the second appraiser, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within five (5) days after the appraisers appointed by the parties gave notice, as aforesaid, then within five
(5) days thereafter either of the parties upon notice to the other party hereto may apply for such appointment to a court of the State of Kansas having a situs in Sedgwick County.

                   All appraisers, in addition to being persons of recognized competence in the field of appraisal, shall be MAI appraisers with at least ten years prior experience. Each of the parties shall each be entitled to present evidence and argument to the appraisers. The determination of the majority of the appraisers or of the sole appraiser, as the case may be, or, if there is no majority, the average of said appraisers appraisals (provided, however, if any single appraisal deviates from the average of the other two appraisals by more than twenty (20%) percent, then such appraisal shall be disregarded in such determination), shall be conclusive upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give notice to the parties stating their determination, and shall furnish to each party a copy of such determination signed by them. Each party shall pay the costs, fees and expenses of the appraiser selected by that party and costs, fees and the expenses of the third appraiser and all other aspects of this appraisal process shall be borne equally by the parties. Each party shall pay its own costs and expenses incurred as a result of its participation in any such appraisal process. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead within ten
(10) days, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the appraiser so failing, refusing or unable to act. The appraisers shall base their determination on the highest and best legally permissible use of the Facility, as-is at the time of the Closing Date, and unencumbered by the Lease, and shall not have the power to add to, modify or change any of the provisions of this Option Agreement.

         6.  Intentionally Deleted.

         7. Survey and Engineering. Optionee shall at all times during the Option Period and before the Closing have the privilege of going upon the Facility with its agents or engineers as needed to inspect, examine, survey and otherwise do what Optionee deems necessary in the engineering and planning for development of the Facility. Said privilege shall include the right to make soil tests, borings, percolation tests and tests to obtain other information necessary to determine surface, subsurface and topographic conditions; provided, however, that Optionee shall hold Owner harmless from any damages incurred through the exercise of such privilege. Optionee and Owner agree that in the event of the exercise of the Option, Optionee may obtain surveys of the Facility (hereinbelow referred to as the "Surveys") to be made by surveyors duly licensed within the state where the Facility is located to determine the true and accurate legal description of the properties comprising the Facility, which Surveys shall be at Optionee's sole cost and expense.

         8. Examination of Title. Optionee shall on or about the date of the exercise of the Option order a title insurance search and commitment for an Owner's title insurance policy from any reputable title insurance company, and not later than thirty (30) days before the Closing Date Optionee shall cause a copy of such title company's report to be sent to Owner and Optionee shall advise Owner of any defects or objections affecting the marketability of title for the Facility disclosed by such report (a "Defect"), other than the following items: (herein referred to collectively as the "Permitted Exceptions") real property and personal property taxes and assessments applicable to the Facility that are not yet due and payable, recorded general utility service easements affecting the Facility which are acceptable to Optionee, defects arising from acts or omissions (or with the written consent) of Optionee and the items listed on Exhibit B hereto. Owner shall then have a reasonable time, not less than thirty (30) days from the date of notice of such Defect from Optionee, to cure or remove such Defect, or if such Defect may be removed or satisfied by the payment of a liquidated sum, Owner may, in lieu of curing or removing such Defect, deposit with Optionee's title insurance company such amount of money as may be determined by said company as being sufficient to induce it to omit such Defect from its policy and to insure Optionee against collection of the same. Owner shall, in good faith, exercise reasonable diligence to cure all Defects. If Owner fails or refuses to cure, remove or (if herein permitted) so insure against any Defect prior to the Closing Date or the thirty (30) day cure period, whichever is less, in addition to the other rights and remedies that Optionee may have in law or in equity, Optionee may, at its option: (a) cure, remove or so insure against any such Defect, in which event the Purchase Price shall be reduced by the amount equal to the actual costs and expenses incurred by Optionee in curing, removing or insuring against such Defect; (b) accept title to the Facility subject to such Defect or Defects with an abatement of the Purchase Price in an amount equal to the then ascertainable cost of removing or curing said Defect; or (c) cancel this Option Agreement. If Optionee elects to cure or remove such Defect, Optionee at its option, upon giving notice to Owner, may extend the Closing Date for the purchase of the Facility (and if necessary, the Option Period shall also be extended) for ninety (90) days. If any Defect shall not have been cured within such period, Optionee may again exercise any of its rights under subsections (a), (b), or (c) hereof.

         9.       Closing and Closing Date.
                  ------------------------
                  (a) The consummation of the sale by Owner and purchase by Optionee of the Facility (the "Closing") shall occur at the offices of the attorney for Optionee in Wichita, Kansas, on the Closing Date as designated by Optionee in the Exercise Notice. At the Closing, Owner shall execute and deliver to Optionee a general warranty deed (the "Deed") conveying fee simple marketable record title to the Facility to Optionee free and clear of all liens, special assessments and other Impositions (as defined in the Lease), or installments thereof, as the case may be, which were due and payable prior to the date of this Option Agreement, easements, reservations, restrictions and encumbrances whatsoever, excepting only the Permitted Exceptions. At the Closing, Owner shall deliver a bill of sale (the "Bill of Sale") to Optionee conveying good and marketable title to the Fixtures, Personal Property and Other Assets. The Bill of Sale shall contain a warranty that such property is free and clear of all liens, encumbrances, security interests and adverse claims except for the lien(s) of the Permitted Exceptions, if any. It is agreed that Optionee shall prepare any required sales tax return; that said return shall be executed by Owner at the Closing; and that Owner shall file same and pay any sales tax due thereon promptly after the Closing.

                  (b) No prorations or apportionments shall be required at the Closing, except that Optionee shall pay, or cause to be paid, to Owner at or before the Closing all Annual Rent and other sums then due and payable pursuant to the Lease and, if applicable, accrued from the date of termination of the Lease or expiration of the Lease Term through the Closing Date, as herein provided. Owner shall, at the Closing, pay for the preparation of the Deed and for all transfer taxes as required by law.

                  (c) The Deed shall be in recordable form and duly executed and acknowledged. The Deed shall have affixed thereto any requisite surtax and documentary tax stamps, in proper amount, affixed by Owner, at Owner's sole cost and expense. At the Closing, Owner shall deliver to Optionee its Acceptable Check(s), to the order of the appropriate tax collecting agency or official, in the amount of all transfer taxes and other taxes and charges in connection with the sale and transfer of the Facility by Owner to Optionee and the recording of the Deed, or allow Optionee a credit against the Purchase Price due at Closing in the amount thereof.

                  (d) A draft of the Deed and the Bill of Sale, and a proposed schedule of apportionments shall be delivered by Owner to Optionee's attorneys for review and approval at least ten (10) business days prior to the Closing Date.

                  (e) If Owner or any managing member or member of Owner is a corporation, Owner shall deliver, or cause to be delivered, to Optionee at the Closing a sworn certificate by the secretary of such corporation certifying that the Board of Directors and Shareholders of such corporation have adopted resolutions authorizing the sale of the Facility pursuant to this Option Agreement and delivery of the Deed and all other documents delivered to Optionee, and setting forth such additional facts, if any, needed to show that the conveyance is in conformity with applicable law.

                  (f) At the Closing, Owner shall deliver to Optionee copies of any required transfer tax returns executed by Owner.

                  (g) At the Closing, Owner shall deliver to Optionee, such affidavits as Optionee's title insurance company shall require in order to omit from its title insurance policy all mechanics' liens arising from the acts or omissions of Owner and rights of parties in possession (other than parties in possession under the Lease) and exceptions for judgments, bankruptcies or other returns against persons or entities whose names are the same as or similar to Owner's name.

                  (h) At the Closing, Owner shall deliver to Optionee an affidavit stating, under penalty of perjury, Owner's United States taxpayer identification number and that Owner is not a "foreign person" as defined in
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and otherwise in the form prescribed by the Internal Revenue Service.

                  (i) At the Closing, Owner shall deliver any affidavits, statements, certifications or other documents which are required by the laws and regulations of the state and local governmental authorities in which the Facility is located, to be delivered by sellers of real estate, and shall also deliver all other documents it is required to deliver pursuant to the provisions of this Option Agreement.

         10.      Owner's Representations and Warranties.

                  (a) To induce Optionee to enter into this Option Agreement, Owner and Jack West each hereby represents and warrants, to Optionee as follows:

                           (i)  Owner  is  a  limited   liability  company  duly
organized, validly existing and in good standing under the laws of the State of Kansas. Copies of its articles of organization, operating agreement and all amendments thereto to date (collectively, the "Organizational Documents") have been delivered to Optionee, and are true, complete and correct. Owner has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it and as currently proposed to be conducted.

                         (ii)   Owner has the full,  absolute  and  unrestricted
right, power and authority to make, execute, deliver and perform this Option Agreement, including all Schedules and Exhibits hereto, and the other instruments and documents required or contemplated hereby and thereby ("Owner's Transaction Documents"). Such execution, delivery, performance and consummation have been duly authorized by all necessary action (partnership, corporate, trust or otherwise, as the case may be) on the part of Owner, its managing member and members, and all consents of holders of indebtedness of Owner have been obtained.

                        (iii) This Option Agreement constitutes the legal, valid and binding obligation of Owner, enforceable against Owner in accordance with its terms and each of Owner's Transaction Documents executed by Owner constitute the valid and binding obligation of Owner, enforceable against Owner in accordance with their respective terms.

                         (iv)   None of the execution or delivery of this Option
Agreement or any of Owner's Transaction Documents, the performance by Owner of its obligations hereunder or thereunder nor the consummation of the transactions contemplated hereby or thereby, conflicts with, or constitutes a breach of or a default under (1) Owner's Organizational Documents; or (2) any applicable law, rule, judgment, order, writ, injunction, or decree of any court currently in effect; or (3) any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (4) any written or oral agreement, indenture, contract or instrument to which Owner or any member thereof is now a party or by which any of them or the Facility is bound.

                          (v)   No authorization,  consent,  approval,  license,
exemption by filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any other Person (as defined in the Lease) is or will be necessary in connection with any Owner's execution, delivery and performance of this Option Agreement or any of Owner's Transaction Documents, or for the consummation of the transactions contemplated hereby and thereby.

                  (b) All of the representations, warranties and agreements set forth herein and elsewhere in this Option Agreement, shall be true in all material respects upon the execution of this Option Agreement, shall be deemed to be repeated on the Commencement Date of the Lease and at and as of the Closing Date and shall survive the delivery of the Deed. No such representation or warranty shall omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as herein expressly provided, neither Owner nor Jack West makes any representations or warranties with respect to the Facility.

                  (c) Without limiting any of the rights of Optionee elsewhere provided for in this Option Agreement, it is agreed that the obligation of Optionee to close title under this Option Agreement is conditioned upon, and shall be subject to, the verification by Optionee of the accuracy of all of Owner's and Jack West's warranties and representations and the due compliance by Owner with all of its agreements set forth herein and elsewhere in this Option Agreement. If, on or before the Closing Date, Optionee, in its reasonable judgment, shall determine that any of Owner's or any of Jack West's representations or warranties are untrue in any material respect or that Owner has not complied with any of said agreements, then Optionee may elect to terminate this Option Agreement by notice given to Owner. If this Option Agreement is terminated, as aforesaid, Owner shall pay the cost of any survey obtained and the cost of any title search made, any insurance commitment issued, by Optionee's title insurance company and any other expenses, including, but not limited to, reasonable attorneys' fees and disbursements, incurred by Optionee, in connection with this Option Agreement.

         11.      Additional Settlement Requirements.

                  (a) Optionee's obligation to accept title to the Facility shall be subject to each of the following conditions being in effect at the Closing Date:

                           (i) the satisfaction of all title requirements and conditions set forth under this Option Agreement; and

                           (ii) each and every one of the representations and warranties described in Section 10 hereof being true and correct as of the Closing Date in all material respects.

                  (b)      At the Closing, Owner shall:

                           (i) duly execute and deliver to Optionee the Deed in recordable form and the Bill of Sale conveying the Facility to Optionee in accordance with the terms hereof;

                           (ii)     deliver   possession   of  the  Facility  to
         Optionee, free and clear of any indebtedness and security liens relating thereto (excluding those created by Optionee).

                  (c)  At  the  Closing,   Optionee  shall  deliver,  as  herein
provided, the balance of the Purchase Price for the Facility and all other sums due pursuant to the terms of this Option Agreement.

         12. Covenants and Agreements of Owner. Owner hereby further covenants and agrees that from and after the date hereof until the Closing Date, unless permitted pursuant to the Lease, Owner shall not grant or otherwise create or consent to or permit the creation of any easement, restriction, lien or encumbrance affecting the Facility or any portion or portions thereof without the prior written consent of Optionee. From and after the date hereof until the Closing Date, unless permitted pursuant to the Lease or the Right of First Refusal, Owner shall not, without the prior written consent of Optionee, sell, convey or transfer the Facility or any portion or portions thereof, to anyone other than Optionee; provided, however, that any such sale, conveyance or transfer shall be subject to all rights of Optionee under this Option Agreement, the Right of First Refusal and the Lease.

         13.      Intentionally Deleted.
                  ---------------------
         14. Defaults. In the event Owner or Jack West breach, in any material respect, any warranty or representation as contained in this Option Agreement, or Owner fails to comply with or perform any of the covenants, agreements or obligations to be performed by Owner under the terms and provisions of this Option Agreement, Optionee shall be entitled to exercise any and all rights and remedies available to Optionee at law or in equity, including, without limitation, the enforcement by specific performance of Owner's obligations under this Option Agreement. If Owner shall be in compliance with all its obligations hereunder and shall tender the Deed, the Bill of Sale and all other instruments required by this Option Agreement in full compliance with its obligations hereunder and Optionee shall fail or refuse to close title as required by the terms of this Option Agreement, or if Optionee otherwise defaults hereunder so that Owner has the right to refuse to close title, then Owner shall be entitled to exercise any and all rights and remedies available to Owner at law or in equity, including, without limitation, the enforcement by specific performance of Optionee's obligations under this Option Agreement.

         15. Arbitration. If any controversy should arise between the parties in the performance, interpretation or application of this Option Agreement, involving any matter, either party may serve upon the other a written notice stating that such party desires to have the controversy reviewed by an arbitrator. If the parties cannot agree within fifteen (15) days from the service of such notice upon the selection of such arbitrator, an arbitrator shall be selected or designated by the American Arbitration Association upon written request of either party hereto. Arbitration of such controversy, disagreement, or dispute shall be conducted in accordance with the Commercial Arbitration Rules then in force of the American Arbitration Association and the decision and award of the arbitrator so selected shall be binding upon Owner and Optionee. The arbitration will be held in Dallas, Texas.

                  As a condition precedent to the appointment of any arbitrator both parties shall be required to make a good faith effort to resolve the controversy which effort shall continue for a period of thirty (30) days prior to any demand for arbitration. The cost and expense of any such arbitration shall be shared equally by the parties. Each party shall pay its own costs and expenses incurred as a result of its participation in any such arbitration.

         16. Notices. All notices, requests, demand or other communications required or permitted under this Option Agreement shall be in writing and shall be either personally delivered evidenced by a signed receipt or transmitted by United States mail, certified, return receipt requested or by a nationally recognized overnight delivery service, postage prepaid, addressed as follows:

           If to Owner:             c/o The Homestead Company, L.C.
                                    155 North Market, Suite 910
                                    Wichita, Kansas  67202
                                    Attention:  Mr. Jack West

           Copy to:                 Foulston & Siefkin, L.L.P.
                                    700 Fourth Financial Center
                                    Wichita, Kansas  67202
                                    Attention:  Gary E. Knight, Esq.

           If to Optionee:          c/o Integrated Living Communities, Inc.
                                    10065 Red Run Boulevard
                                    Owings, Mills, Maryland  21117
                                    Attention: Mr. Ed Komp

           Copies to:               Integrated Living Communities, Inc.
                                    10065 Red Run Boulevard
                                    Owings Mills, Maryland  21117
                                    Attention:  Marshall A. Elkins, Esq.

                                    and

                                    Blass & Driggs
                                    461 Fifth Avenue
                                    New York, New York  10017
                                    Attention:  Michael S. Blass, Esq.


                  All notices, requests, demands and other communications shall be effective (i) upon personal delivery evidenced by a signed receipt, (ii) upon five (5) calendar days after being deposited in the United States mail or (iii) on the next business day following timely deposit with a nationally recognized overnight delivery service, whichever occurs first. The time period in which a response to any such notice, request, demand or other communication must be given, however, shall commence to run from (i) the date of personal delivery evidenced by a signed receipt, (ii) the date of receipt on the return receipt of the notice, request, demand or other communication; provided, however, that if a party refuses delivery of any such notice, request, demand or other communication sent by mail, or fails or neglects, without reasonable cause, to accept delivery after three (3) attempts to so deliver by postal authorities, it shall be deemed received on the date of its last being deposited in the United States mail, or (iii) the date of delivery by a nationally recognized overnight delivery service. The parties hereto shall have the right, at any time and from time to time during the term of this Option Agreement to change their respective addresses for notices by giving the other party hereto written notice thereof.

         17. Assignment and Binding Effect. The rights and obligations of Optionee hereunder shall be assignable. The parties to this Option Agreement mutually agree that it shall be binding upon and enure to the benefit of the parties hereto, their successors and assigns.

         18. Evidence of Title. Owner agrees to deliver to Optionee, or Optionee's counsel, as soon as reasonably possible after the date hereof, copies of all title information in possession of or available to Owner, including, but not limited to: title insurance policies, attorney's opinions on title, boundary surveys, covenants, leases, easements and deeds relating to the Facility.

         19. General Provisions. No failure of any party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Option Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, among the parties not embodied herein shall be of any force or effect. Any amendment to this Option Agreement shall not be binding upon any of the parties hereto unless such amendment is in writing and executed by all parties hereto. This Option Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. Owner and Optionee agree that such documents as may be legally necessary or otherwise appropriate to carry out the terms of this Option Agreement shall be executed and delivered by each party at the Closing.

         20. Severability. This Option Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Option Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

         21.      Understanding   and   Agreements.    This   Option   Agreement
constitutes the entire understanding and agreements of whatsoever nature or kind existing among the parties with respect to the Option.

         22. Governing Law. This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Kansas.

         23. Broker. Each of the parties hereto agrees that it has not dealt with any broker in connection with this transaction other than Southwest Retirement Properties (the "Broker") and Optionee agrees to pay any commissions earned by the Broker, whether pursuant to a separate agreement between it and the Broker, or otherwise. If no broker is specified in this Section, the parties acknowledge that this Option Agreement was brought about by direct negotiation between Owner and Optionee and that neither Owner nor Optionee know of anyone entitled to a commission in connection with this transaction. Owner and Optionee shall indemnify and defend each other against any and all claims, demands, costs, expenses or causes of actions arising out of a breach of the agreements contained in this Section 23. The representations, warranties and indemnities contained in this Section 23 shall survive the Closing, or if the Closing does not occur, the termination of this Option Agreement.

         24. Condemnation. If, after the exercise of the Option and prior to the Closing Date, all or any portion of the Facility is taken by eminent domain or condemnation (or is the subject of a pending or contemplated taking which has not been consummated), Owner shall notify Optionee of such fact, and Optionee shall have, in the event that the whole Facility or a "substantial and material portion" (as defined in Section 7.3 of the Lease) of the Facility is taken (or is the subject of a pending or contemplated taking which has not been consummated), the option to terminate this Option Agreement upon notice to Owner given not later than fifteen (15) days after receipt of Owner's notice. Upon such termination by Optionee neither party shall have any further rights or obligations hereunder. If Optionee does not exercise this option to terminate this Option Agreement or the taking (or pending or contemplated taking) is not of the whole or a substantial and material portion of the Facility, there shall be a fair and equitable adjustment of the Purchase Price or, at the option of Optionee, in lieu of such adjustment, Owner shall assign and turn over, and Optionee shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation.

         25. Expense of Litigation. If either party incurs any expense, including reasonable attorneys' fees, in connection with any action or proceeding instituted by either party by reason of any default or alleged default of the other party hereunder, the court or tribunal before which such proceeding is pending may award to the party prevailing in such action or proceeding the reasonable attorneys' fees of such prevailing party from the other party.

         26. Memorandum of Option Agreement. Owner and Optionee shall execute and deliver to each other an instrument, recordable in form setting forth such information as may be necessary to constitute a "memorandum of agreement" for recording purposes immediately upon execution of this Option Agreement. Any party, at its expense, shall have the right to record such memorandum of agreement for the purpose of giving notice of Optionee's rights pursuant to this Option Agreement. This Option Agreement shall not be recorded.

         27. Glossary of Defined Terms. The following is a list of words or phrases defined herein and the Section in which such definition is located:

                  "Option Agreement" located on page 1.

                  "Owner" located on page 1.

                  "Optionee" located on page 1.

                  "Land" located on page 1.

                  "Leased Improvements" located on page 1.

                  "Related Rights" located on page 1.

                  "Fixtures" located on page 1.

                  "Personal Property" located on page 1.

                  "Other Assets" located on page 1.

                  "Facility" located on page 1.

                  "Lease" located on page 1.

                  "Option" located in Section 1.

                  "Commencement Date" located in Section 1.

                  "Initial Term" located in Section 2.

                  "Renewal Term" located in Section 2.

                  "Option Period" located in Section 2.

                  "Exercise Notice" located in Section 3.

                  "Closing Date" located in Section 3.

                  "Lease Term" located in Section 3.

                  "Lease Year" located in Section 3.

                  "Purchase Price" located in Section 5.

                  "Acceptable Check" located in Section 5.

                  "Surveys" located in Section 7.

                  "Defect" located in Section 8.

                  "Permitted Exceptions" located in Section 8.

                  "Closing" located in Section 9.

                  "Deed" located in Section 9.

                  "Bill of Sale" located in Section 9.

                  "Organizational Documents" located in Section 10.

                  "Owner's Transaction Documents" located in Section 10.

                  "Broker" located in Section 23.


         IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be duly executed as a sealed instrument on the day and year first above written.

                                     OWNER:

                                     THE HARTMOOR HOMESTEAD, L.C.



Attest:                              By:
       -----------------------------     -----------------------------------
        Name:                              Name:
        Title:                             Title:


                                     OPTIONEE:

                                     INTEGRATED LIVING COMMUNITIES
                                      AT WICHITA, INC.


Attest:                              By:
       ----------------------------     ------------------------------------
        Name:                              Name:
        Title:                             Title:


AS TO SECTIONS AND PROVISIONS
SPECIFICALLY IDENTIFYING JACK WEST:

- --------------------------
JACK WEST

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE OF KANSAS                         )
                                        ) SS:
COUNTY OF
          ------------------------------)

                  This Option Agreement was  acknowledged  before me on June   ,
                                                                            ---
1996, by                            ,  as                        of The Hartmoor
        ----------------------------      -----------------------
Homestead, L.C., a Kansas limited liability company.


                                         -----------------------------------
                                                   Notary Public

                                              My appointment expires:
                                              -----------------------

STATE OF MARYLAND                       )
                                        ) SS:
COUNTY OF
         -------------------------------)


                  This Option Agreement was  acknowledged  before me on June   ,
                                                                            ---
1996,  by                            ,  as                        of  Integrated
         ---------------------------       -----------------------
Living Communities at Wichita, Inc., a Delaware corporation.

                                       -----------------------------------
                                                  Notary Public

                                              My appointment expires:
                                              -----------------------

STATE OF KANSAS                         )
                                        ) SS:
COUNTY OF
          ------------------------------)


      This Option Agreement was acknowledged before me on June   , 1996, by Jack
                                                              ---
West.

                                       -----------------------------------
                                                  Notary Public

                                             My appointment expires:
                                             -----------------------

                                    EXHIBIT A
                                    ---------

                             DESCRIPTION OF THE LAND
                             -----------------------

                                    EXHIBIT B
                                    ---------

                              SECTION 8 TITLE ITEMS
                              ---------------------

1. Restrictions as to noise pollution recorded on Film 776 at page 14 and Film 1366, page 0017.

2. Navigational easement for "Navigable Airspace" recorded on Film 776 at page 13, and Film 1366, page 19.

3.                Easement  across  the  east  30  feet  for   construction  and
                  maintenance of utilities as shown and granted on the recorded plat.

4. Easement across the south 10 feet granted to City of Wichita (for sewer) as recorded on Film 1556, page 0261.

5. Building setbacks shall be in accordance with C.U.P. (DP-146) as shown on the recorded plat.

6. Drainage easement over the south 30 feet of referenced land (the owners of the abutting parcel to the west pursuant to a drainage plan on file with the City of Wichita) on Film 1556, page 0263, incorporated by reference.

7. Agreement by and between Thirteenth and Rock Land Partnership and the City of Wichita dated April 30, 1985 and recorded May 15, 1985 on Film 725, page 1465.

8. Environmental inspection easement recorded October 3, 1995 on Film 1556, page 271.

9. Easement over a portion of NE corner of referenced land granted to the City of Wichita for water service as recorded on Film 1562, page 1538.

10.               "Lot Split" recorded 11/6/95 on Film 1563, page 0025.

11. Described property may be and/or is subject to special assessments as disclosed by the following:

         Certificate on Film 0776, page 0016 (All)
         Resolution  on Film 0785, page 1250 (Street)
         Resolution  on Film 0785, page 1252 (Street)
         Resolution  on Film 0785, page 1254 (Street)
         Resolution  on Film 0785, page 1260 (Street)
         Resolution  on Film 1262, page 0785 1262
         Resolution  on Film 0785, page 1270 (Street)
         Resolution  on Film 0785, page 1272 (Street)
         Resolution  on Film 0792, page 0907 (Street)
         Certificate on Film 1368, page 0016 (Sewer)
         Resolution  on Film 1524, page 1744 (Storm Sewer)